UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2026 (September 14, 2026)

Date of Report (Date of earliest event reported)

Veea Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40218	98-1577353
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

164 E. 83rd Street, New York, NY 10028	10028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 535-6050

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 14, 2026 Veea Inc. (the “Company”) announced the signing of a non-binding term sheet with NovaGen Group B.V. (“NovaGen”) for a proposed business combination.

NovaGen is a personalized regenerative medicine and longevity company headquartered in Amsterdam.

The proposed combination would launch NovaGen Health Networks, a connected global health platform integrating Veea’s HealthLynx platform with global cloud service capabilities, that incorporate edge-cloud computing, connectivity and cybersecurity capabilities with NovaGen’s cellular reprogramming science and clinical services.

The parties are targeting execution of a definitive agreement within the coming weeks. The transaction remains subject to the execution of definitive agreements, completion of customary due diligence, including intellectual property, valuation and other items, receipt of all necessary shareholder and regulatory approvals, and other customary closing conditions.

There can be no assurance that the parties will negotiate or execute definitive agreements, that the proposed transaction will be consummated on the terms in the term sheet, on the contemplated timeline, or at all, or that any definitive agreements, if executed, will not contain terms materially different from those in the term sheet.

A copy of the joint press release issued by the parties announcing the signing of the non-binding term sheet is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of U.S. federal securities laws regarding the proposed business combination between the Company and NovaGen, including statements regarding the proposed launch of NovaGen Health Networks. Forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “may,” “will,” “should” and similar expressions. These statements are based on current expectations and assumptions and involve risks and uncertainties, and actual results or events may differ materially from those expressed or implied in the forward-looking statements.

These risks and uncertainties include, among others, the non-binding nature of the term sheet; the parties’ ability to negotiate and enter into a definitive agreement; the results of due diligence; the ability to obtain required approvals and satisfy other closing conditions; the ability to launch and operate NovaGen Health Networks as contemplated; and the ability to recognize the anticipated benefits of the proposed business combination. Readers should not place undue reliance on forward-looking statements. For additional information concerning these and other risks, please see the Company’s filings with the SEC. The Company assumes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2026

Veea Inc.

By:	/s/ Greg Deisher
Name:	Greg Deisher
Title:	Acting Chief Financial Officer and Chief Operating Officer

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